EXHIBIT 99.1

VisionWave Subsidiary SolarDrone Acquires Controlling Interest in Junko Solar and Appoints Industry Executive as CEO

West Hollywood, California — March 17, 2026 VisionWave Holdings, Inc. (Nasdaq: VWAV), a developer of advanced AI-driven technologies and strategic defense and infrastructure solutions, today announced that its wholly owned subsidiary SolarDrone Ltd. has entered into an agreement to acquire a 51% controlling interest in Junko Solar Ltd. (“Junko Solar”), an Israeli company specializing in solar panel maintenance and cleaning services.

The transaction also includes the appointment of Amos Cohen, founder and controlling shareholder of Junko  Solar, as Chief Executive Officer and Director of SolarDrone Ltd.

Transaction Highlights

●	SolarDrone to acquire 51% of Junko Solar

●	Agreed company valuation of $400,000

●	Total consideration of $204,000

●	Transaction structured in three staged payments

●	Junko’s solar maintenance activity to be integrated into SolarDrone operations

Junko Solar operates in the rapidly expanding solar infrastructure services sector, providing specialized cleaning and maintenance solutions designed to improve solar panel efficiency and operational performance.

Leadership Appointment

Under the agreement, Amos Cohen will lead SolarDrone as Chief Executive Officer, bringing operational experience and industry relationships within the solar services sector. Mr. Cohen will oversee SolarDrone’s operational growth and the integration of Junko Solar’s business activity.

Strategic Expansion

VisionWave believes the transaction represents a strategic step toward expanding SolarDrone’s operational capabilities within the solar infrastructure services market. The integration of Junko Solar’s operational expertise is expected to strengthen SolarDrone’s ability to deliver scalable maintenance solutions in a rapidly growing global solar energy sector.

About VisionWave Holdings, Inc.

VisionWave Holdings, Inc. (Nasdaq: VWAV) is a dual-market autonomous systems platform company developing AI-driven, RF-based sensing, autonomy, and computational acceleration technologies for defense, homeland security, and commercial infrastructure applications. VisionWave’s mission is to connect defense innovation with civilian progress through shared core technologies deployed across air, land, and sea.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “continue” (or the negative or other derivatives of these words or similar terminology) or similar terminology. These forward-looking statements, which are subject to risks, uncertainties, and assumptions, may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied by the forward-looking statements, including, but not limited to: our ability to successfully integrate acquisitions and realize expected synergies; risks associated with international operations and currency fluctuations; our dependence on key personnel and consultants; regulatory changes in the solar energy sector; our history of operating losses and need for additional capital; competition in the defense and infrastructure markets; and general economic conditions. For a discussion of these and other risks, please refer to the risks detailed in our filings with the Securities and Exchange Commission, including, without limitation, our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Investors should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, and VisionWave undertakes no duty to update such information, except as required under applicable law.

Contacts:

VWAV - Investor Contact: investors@vwav.inc

Website: https://www.vwav.inc